UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23709

Monachil Credit Income Fund

(Exact name of registrant as specified in charter)

c/o Monachil Capital Partners LP

1 Sound Shore Drive, Suite 303

Greenwich, CT 06830

212-375-6708

(Address of principal executive offices) (Zip code)

Joseph McNeila

c/o Monachil Capital Partners LP

1 Sound Shore Drive, Suite 303

Greenwich, CT 06830

212-375-6708

(Name and address of agent for service)

With Copies to:

David Baum	Martin H. Dozier
Alston & Bird LLP	Alston& Bird LLP
The Atlantic Building	One Atlantic Center
950 F Street NW	1201 West Peachtree Street
Washington, D.C. 20004	Atlanta, GA 30309
Tel: (202) 239-3300	Tel: (404) 881-7000
Fax: (202) 239-3333	Fax: (404) 881-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Monachil Credit Income Fund
Consolidated Financial Statements
For the Year Ended December 31, 2023

Monachil Credit Income Fund

For the Fiscal Year Ended December 31, 2023

Monachil Credit Income Fund
Letter to Shareholders
Dear Fellow Shareholders,
We are pleased to present the Annual Report for the Monachil Credit Income Fund (the “Fund”), for the year ending December 31, 2023. The Fund was launched on December 5, 2022, at which time the “Predecessor Fund” reorganized and transferred substantially all its assets and remaining liabilities into the Fund. Therefore, we just completed our initial full year of operation and want to thank you for the trust that you have placed in the Fund.
Investment Results
During 2023, which marked our first full calendar year of operation, the Fund produced a total return of 11.37%. This compares to a 13.1% total return for the Morningstar LSTA US Leveraged Loan Index. While performance lagged our benchmark in 2023, we remain optimistic about our ability to outperform across an entire market cycle. We attribute our strong performance, especially over the long run, to the deliberate strategy of maintaining a defensive and cautious stance towards credit risk, coupled with vigilant monitoring and proactive risk management.
Investment Environment
In 2023, economic and market volatility, coupled with a banking crisis, presented both opportunities and challenges for us. Particularly notable was the appealing investment landscape in the aftermath of the Silicon Valley Bank collapse, prompting active portfolio turnover. As a result, our portfolio underwent substantial changes throughout the year, marked by the exits from a few of our largest positions and strategic capital redeployment. Consequently, the composition of our portfolio at the end of 2023 is significantly different than its structure at the beginning of the year.
The investment landscape allowed us to allocate our capital towards more liquid opportunities in the Reg S/144A markets. As the fourth quarter of 2023 unfolded, credit spreads narrowed, leading us to reassess our risk appetite. Consequently, we opted to reduce our exposure, as we felt we were not being adequately compensated for the risk.
We continue to maintain our prudent posture and deploy risk selectively as we see credit markets being too exuberant. We believe this patient approach will reward our investors in the long term.
We remain cautious about the macroeconomic environment and its impact on the credit cycle. We view expanding Federal deficits, which are above historical averages, as well as elevated levels of inflation to be a continued risk to the stability of financial markets, a theme that we have continuously covered in our monthly commentaries.
We also believe that interval funds and private credit will continue to benefit from long-term trends and changes in the banking system. We expect those changes to allow us to provide our investors with increasingly attractive opportunities going forward.
We remain confident in the Fund’s continued performance despite our cautious outlook and we thank you for your support.
Regards,
Ali Meli
Managing Partner and Chief Investment Officer

Monachil Credit Income Fund
PERFORMANCE SUMMARY
December 31, 2023

Comparison of a Hypothetical $1,000,000 Investment
in the Monachil Credit Income Fund and the Morningstar LSTA Leverage Loans Index
For the Period December 2, 2022 through December 31, 2022
	Average Annual Returns
	One Year	Since Inception*
Monachil Credit Income Fund	10.70%**	10.81%
Morningstar LSTA Leverage Loans Index	13.13%	12.42%

*
The Fund commenced operations on December 5, 2022

**
The return reflects the actual performance for the period and does not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP)

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Fund plot points and total returns are based on net change in NAV, assuming reinvestment of distributions. The Fund’s results as shown are net of fees. The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
The Morningstar LSTA Leverage Loans Index is designed to measure the performance of the global senior loan market. The fixed-weight index is 75% weighted in the Morningstar LSTA Leveraged Loan Index and 25% weighted in the S&P European Leveraged Loan Index. The index is unmanaged and it is not available for investment.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and
Shareholders of Monachil Credit Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Monachil Credit Income Fund, including the consolidated schedule of investments, as of December 31, 2023, consolidated statement of operations and the consolidated statement of cash flows for the year ended December 31, 2023 and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended December 31, 2023 and for the period of December 5, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Monachil Credit Income Fund as of December 31, 2023, the results of its operations and its cash flows for the year ended December 31, 2023 and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period of December 5, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2022.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodians brokers, and private companies, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania February 29, 2024

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2023

Principal Amount1		Value
	AUTO – 9.49%
$3,190,849	Series 2023-2 Asset-Specific Trust Interest of INNOVATE MASTER TRUST4 17.500%, 11/7/2036	$1,964,978
	TOTAL AUTO (Cost $1,945,922)
	COLLATERALIZED LOAN OBLIGATION – 23.55%
250,000	Barrow Hanley CLO II Ltd.4,5 8.839% (3-Month Term SOFR+350 basis points), 10/20/2035	251,084
500,000	Barrow Hanley CLO II Ltd.4,5 11.089% (3-Month Term SOFR+575 basis points), 10/20/2035	501,562
250,000	Barrow Hanley CLO II Ltd.4,5 13.709% (3-Month Term SOFR+837 basis points), 10/20/2035	251,483
250,000	BCC Middle Market CLO 2023-1, LLC3,4,5 9.216% (3-Month Term SOFR+380 basis points), 7/20/2035	251,026
250,000	BCC Middle Market CLO 2023-1, LLC3,4,5 9.966% (3-Month Term SOFR+455 basis points), 7/20/2035	251,066
250,000	BCC Middle Market CLO 2023-1, LLC3,4,5 12.066% (3-Month Term SOFR+665 basis points), 7/20/2035	251,159
250,000	BCC Middle Market CLO 2023-1, LLC3,4,5 15.256% (3-Month Term SOFR+984 basis points), 7/20/2035	248,942
250,000	Birch Grove CLO 6 Ltd.4,5 11.119% (3-Month Term SOFR+583 basis points), 7/20/2035	252,736
250,000	Canyon Capital CLO 2023-1 Ltd.4,5 8.410% (3-Month Term SOFR+300 basis points), 10/15/2036	250,588
250,000	Canyon Capital CLO 2023-1 Ltd.4,5 10.410% (3-Month Term SOFR+500 basis points), 10/15/2036	252,519
250,000	Canyon Capital CLO 2023-1 Ltd.4,5 13.390% (3-Month Term SOFR+798 basis points), 10/15/2036	254,012
250,000	CIFC-LBC Middle Market CLO 2023-1, LLC4,5 9.735% (3-Month Term SOFR+430 basis points), 10/20/2035	250,942
500,000	CIFC-LBC Middle Market CLO 2023-1, LLC4,5 11.935% (3-Month Term SOFR+650 basis points), 10/20/2035	503,640
250,000	CIFC-LBC Middle Market CLO 2023-1, LLC4,5 14.735% (3-Month Term SOFR+930 basis points), 10/20/2035	251,440
250,000	Dryden 107 CLO Ltd.4,5 8.389% (3-Month Term SOFR+300 basis points), 8/15/2035	251,775
250,000	Dryden 107 CLO Ltd.4,5 10.539% (3-Month Term SOFR+515 basis points), 8/15/2035	251,268
250,000	Fortress Credit BSL XIX Ltd.4,5 11.583% (3-Month Term SOFR+627 basis points), 7/24/2036	252,151
100,000	SCF Equipment Leasing 2023-13,4 7.000%, 8/22/2033	99,787
	TOTAL COLLATERALIZED LOAN OBLIGATION (Cost $4,824,382)	4,877,180

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of December 31, 2023

Principal Amount1		Value
	CONSUMER ABS – 34.39%
$100,000	Aligned Data Centers Issuer, LLC3,4 6.000%, 8/17/2048	$99,311
13,523	American Credit Acceptance Receivables Trust 2021-13,4 0.830%, 3/15/2027	13,498
174,515	Auxilior Term Funding 2023-1 LLC3,4 5.864%, 11/15/2024	174,593
200,000	Auxilior Term Funding 2023-1 LLC3,4 6.180%, 12/15/2028	200,911
200,000	Auxilior Term Funding 2023-1 LLC3,4 10.970%, 12/15/2032	202,696
500,000	Blackrock MT Hood CLO X, LLC3,4,5 11.976% (3-Month Term SOFR+656 basis points), 4/20/2035	502,713
116,739	BMW Vehicle Owner Trust 2020-A4 0.620%, 4/26/2027	115,289
250,000	Carlyle US CLO 2023-2 Ltd.4,5 10.255% (3-Month Term SOFR+500 basis points), 7/20/2036	251,113
325,000	CarMax Auto Owner Trust 2021-24 0.810%, 12/15/2026	307,791
100,000	Carvana Auto Receivables Trust 2023-P43,4 6.550%, 12/10/2029	103,145
300,000	Carvana Auto Receivables Trust 2023-P53,4 5.637%, 1/10/2025	300,098
100,000	Carvana Auto Receivables Trust 2023-P53,4 5.770%, 4/12/2027	100,401
250,000	CFG Investments Ltd.4 8.560%, 7/25/2034	252,977
250,000	CNH Equipmet Trust 2023-B4 5.900%, 2/16/2027	251,643
100,000	CP EF Asset Securitization II LLC4 7.560%, 3/15/2033	94,130
63,258	DLLAA 2023-1, LLC4 5.631%, 8/20/2024	63,266
200,000	DLLAA 2023-1, LLC4 5.930%, 7/20/2026	200,948
370,004	DT Auto Owner Trust 2023-33,4 6.290%, 8/16/2027	371,647
500,000	Foundation Finance Trust 2023-14 9.180%, 12/15/2043	504,663
197,230	GLS Auto Receivables Issuer Trust 2023-24 5.700%, 1/15/2027	196,946
100,000	GLS Auto Receivables Issuer Trust 2023-24 5.520%, 11/15/2027	99,726
100,000	GLS Auto Receivables Issuer Trust 2023-24 5.690%, 3/15/2029	99,919
100,000	GLS Auto Receivables Issuer Trust 2023-24 6.310%, 3/15/2029	100,700

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of December 31, 2023

Principal Amount1		Value
	CONSUMER ABS (Continued)
$115,689	GLS Auto Receivables Issuer Trust 2023-34 5.715%, 8/15/2024	$115,694
73,650	GM Financial Automobile Leasing Trust 2023-14 5.270%, 6/20/2025	73,600
100,000	Goodleap Sustainable Home Solutions Trust 2023-44 8.250%, 3/20/2057	99,990
500,000	Lendmark Funding Trust 2023-14 8.690%, 5/20/2033	520,376
250,000	Man US CLO 2023-1 Ltd.3,4,5 9.362% (3-Month Term SOFR+400 basis points), 7/20/2035	251,720
250,000	Man US CLO 2023-1 Ltd.3,4,5 11.212% (3-Month Term SOFR+585 basis points), 7/20/2035	250,386
87,500	New Mountain Guardian IV Rated Feeder I Ltd.3,4,5 9.822% (3-Month Term SOFR+450 basis points), 8/15/2036	87,500
100,000	OneMan Financial Issuance Trust 2023-24 7.520%, 9/15/2036	102,602
105,798	Oportun Issuance Trust 2022-33,4 7.451%, 1/8/2030	105,873
190,000	Santander Drive Auto Receivable Trust 2020-14 5.350%, 3/15/2028	189,511
13,459	Toyota Auto Receivables 2022-B Owner Trust4 2.350%, 1/15/2025	13,440
260,594	Upstart Securitization Trust 2021-33,4 1.660%, 7/20/2031	257,030
191,388	Upstart Securitization Trust 2023-24 6.770%, 6/20/2033	192,325
250,000	Upstart Securitization Trust 2023-24 7.920%, 6/20/2033	253,589
	TOTAL CONSUMER ABS (Cost $7,044,806)	7,121,760
	CORPORATE BONDS – 2.78%
200,000	Ares Capital Corp.4 3.250%, 7/15/2025	191,390
100,000	Barings BDC, Inc.4 3.300%, 11/23/2026	91,303
100,000	Blackstone Private Credit Fund 2.350%, 11/22/2024	96,764
200,000	Sixth Street Specialty Lending, Inc.4 3.875%, 11/1/2024	196,463
	TOTAL CORPORATE BONDS (Cost $571,607)	575,920
	OTHER – 4.69%
100,000	Frontier Issuer, LLC4 8.300%, 8/20/2053	99,670

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of December 31, 2023

Principal Amount1		Value
	OTHER (Continued)
$208,846	Lunar Aircraft 2020-1 LTD3,4 3.376%, 2/15/2045	$185,270
250,000	MetroNet Infrastructure Issuer LLC4 6.560%, 4/20/2053	248,367
250,000	MetroNet Infrastructure Issuer LLC4 8.010%, 4/20/2053	249,327
82,353	Mileage Plus Holdings LLC4,5 10.581%, (3-Month Term SOFR+ 525 basis points) 6/20/2027	85,498
100,000	SkyMiles IP Ltd.4,5 9.105% (1-Month Term SOFR+375 basis points), 9/16/2027	102,552
	TOTAL OTHER (Cost $966,388)	970,684
	U.S. TREASURY BILL – 43.82%
4,445,000	5.278%, 1/2/2024	4,445,000
190,000	5.265%, 1/23/2024	189,417
4,460,000	5.290%, 1/30/2024	4,441,656
	TOTAL U.S. TREASURY BILL (Cost $9,075,386)	9,076,073
	TOTAL INVESTMENTS – 118.72% (Cost $24,428,491)	24,586,595
	Liabilities in Excess of Other Assets – (18.72)%2	(3,877,359)
	TOTAL NET ASSETS – 100.00%	$20,709,236

1 Local Currency
2 Includes Cash, Cash equivalents, Dividends and interest, and Total liabilities.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $4,308,772, which represents 20.81% of the total net assets of the Fund.
4 Callable
5 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
See accompanying Notes to Schedules of Investments.

Monachil Credit Income Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of December 31, 2023

Security Type	Percent of Total Net Assets
Auto	9.49%
Collateralized Loan Obligation	23.55%
Consumer ABS	34.39%
Corporate Bonds	2.78%
Other	4.69%
Short-Term Investments	43.82%
Total Investments	118.72%
Liabilities in Excess of Other Assets	(18.72)%
Total Net Assets	100.00%
See accompanying Notes to Schedules of Investments.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2023

Assets:
Investments, at value (cost $24,428,491)	$24,586,595
Foreign currency, at value (cost $29,627)	29,652
Cash	7,700
Receivables:
Investment securities sold	62,339
Other receivable	62,845
Dividends and interest	254,988
Due from Advisor	517,980
Prepaid expenses	13,574
Total assets	25,535,673
Liabilities:
Payables:
Investment securities purchased	4,545,650
Fund shares redeemed	200,600
Chief Compliance Officer fees	4,257
Trustees’ fees and expenses	10,000
Accrued other expenses	65,930
Total liabilities	4,826,437
Net Assets	20,709,236
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of December 31, 2023

Components of Net Assets:
Paid-in capital	$18,976,555
Total distributable earnings (deficit)	1,732,681
Net Assets	$20,709,236
Maximum Offering Price per Share:
Class I Shares
Shares Outstanding
Net assets applicable to shares outstanding	$20,709,236
Shares of common stock issued and outstanding	2,051,877
Net asset value per share	$10.09
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

Investment Income:
Interest	$2,318,209
Total investment income	2,318,209
Expenses:
Legal fees	362,160
Offering costs	335,994
Advisory fees	238,947
Incentive fees	196,210
Fund administration fees	78,416
Trustees’ fees and expenses	48,000
Transfer agent fees and expenses	41,500
Shareholder reporting fees	40,416
Auditing fees	37,072
Chief Compliance Officer fees	34,475
Fund accounting fees	33,145
Custody fees	18,997
Registration fees	14,525
State tax expense	1,865
Insurance fees	1,035
SEC fees	990
Miscellaneous	28,614
Total expenses, before waivers	1,512,361
Less: Advisory fees waived	(238,947)
Other expenses absorbed	(742,688)
Net Expenses	530,726
Net investment income (loss)	1,787,483
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(1,344,066)
Forward Contracts	(391,437)
Foreign currency transactions	129,628
Net realized gain (loss)	(1,605,875)
Net change in unrealized appreciation/depreciation on:
Investments	1,488,004
Forward contracts	75,347
Foreign currency translations	193,911
Net change in unrealized appreciation/depreciation	1,757,262
Net realized and unrealized gain (loss) on investments	151,387
Net increase (decrease) in net assets resulting from operations	$1,938,870

* Commencement of Operations
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Period December 5, 2022* Through December 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,787,483	$100,532
Net realized gain (loss) on investments	(1,605,875)	(56,910)
Net change in unrealized appreciation/depreciation on investments	1,757,262	81,767
Net increase (decrease) in net assets resulting from operations	1,938,870	125,389
Distributions to Shareholders:
Distributions
Class I	(1,864,594)	(102,401)
Total distributions to shareholders	(1,864,594)	(102,401)
Capital Transactions:
Sale of Shares
Class I	6,400,000	101,000
Capital issued in connection with reorganization of private fund (Note 1)
Class I	—	14,311,572
Shares Repurchased
Class I	(200,600)	—
Net increase (decrease) in net assets from capital transactions	6,199,400	14,412,572
Total increase (decrease) in net assets	6,273,676	14,435,560
Net Assets:
Beginning of year	14,435,560	—
End of year	$20,709,236	14,435,560
Capital Share Transactions:
Sale of Shares
Class I	630,620	1,441,257
Reinvested Distributions
Class I	—	—
Shares Repurchased
Class I	(20,000)	—
Net increase in capital share transactions	610,620	1,441,257

* Commencement of Operations
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended December 31, 2023	For the Period December 5, 2022* through December 31, 2022
Net asset value, beginning of period	$10.02	$10.00
Income from Investment Operations:
Net investment income	0.98	0.07
Net realized and unrealized gain (loss) on investments	0.10	0.02
Total from investment operations	1.08	0.09
Less Distributions:
From net investment income	(1.01)	—
From return of capital	—	(0.07)
From net realized gains	—	—
Total distributions	(1.01)	(0.07)
Net asset value, end of period	$10.09	$10.02
Total return	11.37%	0.91%1
Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$20,709	$14,436
Gross investment income (loss) to average net assets	4.22%	(7.73)%2
Net investment income (loss) to average net assets	9.35%	9.41%2
Ratio of gross expenses to average net assets	7.91%	21.06%2
Ratio of net expenses to average net asets	2.78%	3.93%2
Portfolio turnover rate	136%	0%1

* Commencement of operations.
1 Not annualized.
2 Annualized.
See accompanying Notes to Financial Statements.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements
December 31, 2023

Note 1 — Organization
Monachil Credit Income Fund (“Fund”) was organized as a Delaware statutory trust on June 3, 2021, and operates under an Amended and Restated Agreement and Declaration of Trust dated July 13, 2022 (the “Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3.
The Fund commenced operations on December 5, 2022. Simultaneous with the commencement of the Fund’s operations, Wolf River INV LLC (the “Predecessor Fund”), a Delaware limited liability company, reorganized with, and transferred substantially all its assets and remaining liabilities into, the Fund in exchange for 1,431,157 Class I shares valued at $14,311,572. The Predecessor Fund had substantially the same investment objective and strategies as those of the Fund. The Fund and the Predecessor Fund share the same investment manager and portfolio manager. The Agreement and Plan of Reorganization was approved by the Fund’s Board of Trustees (the “Board”) on June 8, 2022. The reorganization was accomplished at the close of business on December 2, 2022.
Cash, interest receivable and securities of the Predecessor Fund were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.
The Fund intends to operate as an interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset Value(“NAV”).
Monachil Capital Partners LP serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.
The Fund’s primary investment objective is to provide investors with current income and attractive risk adjusted returns with relatively low correlation to the public equity and fixed income markets. The Fund commenced investment operations on December 5, 2022.
The Fund has registered two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. Only Class I Shares have been offered as of December 31, 2023.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.
A trustee and officer of the Trust owns approximately 57% of the outstanding Class I shares of the Fund, as of December 31, 2023.
(a) Consolidation of Subsidiary
The Fund may seek to provide exposure to certain securities that are not freely tradeable in the U.S., such as Regulation S securities, as well as certain other securities that can only be purchased or held by a non-U.S. person or where it may be advantageous for the asset to be held by a non-U.S. person (“other restricted non-U.S. securities”) by investing through one or more wholly owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”), including Wolf River Cayman, Ltd. and Taffy III Ltd. The Subsidiaries may invest in Regulation S securities and other restricted non-U.S. securities. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the Securities Act of 1933,

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

as amended. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiaries are advised by the Investment Manager and has the same investment objective as the Fund. The Subsidiaries may also hold cash and invest in other instruments, including fixed-income investments, that are not Regulation S securities or other restricted non-U.S. securities, either as investments or to serve as margin or collateral for the Subsidiary’s Regulation S or other restricted non-U.S securities positions.
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
Pursuant to Rule 2a-5, the Board has designated the Investment Manager as its valuation designee (“Valuation Designee”) to perform the fair value determinations relating to all the Fund’s investments. The Investment Manager may carry out its designated responsibilities as valuation designee through a committee. The Fund values its investments in accordance with valuation procedures of the Fund and the Investment Manager. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Investment Manager in good faith, taking into consideration all available information and other factors that the Investment Manager deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value, the Investment Manager, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Investment Manager generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Investment Manager may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:
Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Other Fixed income securities may be valued by an outside pricing service overseen by the Investment Manager. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

representative of the fair value of such investment, fair value will be determined in good faith by the Investment Manager, in accordance with the valuation policy and procedures approved by the Board. To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Investment Manager will make a determination in good faith of the fair value of the security. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.
(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. However, the Fund did not qualify as a regulated investment company for the period from the commencement of operations on December 5, 2022 through December 31, 2022 given the short time period since the Fund commenced operations. As such, the Fund was taxed as a corporation for the period from the commencement of operations on December 5, 2022 through December 31, 2022. For the fiscal year ending December 31, 2023, the Fund qualified as a regulated investment company. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the periods from the commencement of operations on December 5, 2022 through December 31, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(h) Distributions to Shareholders
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income and intends to make monthly distributions.
Note 3 — Investment Advisory and Other Agreements
The Fund entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays the Investment Manager an investment management fee (the “Management Fee”) that consists of two components: (i) an advisory fee (the “Advisory Fee”), and (ii) an incentive fee (the “Incentive Fee”). The Fund pays the Investment Manager a monthly Advisory Fee equal to 1.25% on an annualized basis of the Fund’s average daily Managed Assets for the period. The Advisory Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.
The Advisory Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares of the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Advisory Fee will be accrued daily and will be due and payable monthly in arrears within ten (10) Business Days after the end of the month.
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose,

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

“pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter. For such purposes, the Fund’s operating expenses will include the Advisory Fee, but will exclude the Incentive Fee. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund Shares reduced by amounts paid in connection with purchases of Fund Shares pursuant to the Fund’s share repurchase program.
The portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.765% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Investment Manager with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of adjusted capital in any fiscal quarter; and 15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter is payable to the Investment Manager once the hurdle rate is reached and the catch-up is achieved.
The calculation of the Incentive Fee for each fiscal quarter is as follows:
No Incentive Fee is payable in any fiscal quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate; 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.765% in any fiscal quarter (7.06% annualized) is payable to the Investment Manager and 15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter (7.06 annualized) is payable to the Investment Manager once the hurdle rate is reached and the catch-up is achieved, (15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Investment Manager).
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding the Management Fee, taxes, borrowing and other investment-related costs and fees paid to unaffiliated third parties including interest payments on borrowed funds, loan origination fees, loan servicing fees, loan collection and administration fees and expenses, interest and commitment fees, distribution or servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class I Shares. (the “Expense Limit”). Additionally, under the Expense Limitation and Reimbursement Agreement, the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume payment of any RIC Non-Qualification Taxes up to a maximum of $1 million in a tax year for Fund’s first two tax years or periods, subject to extensions for future tax years. For a period not to exceed three years from the date on which a waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of waiver or the expense limit in effect at the time of recoupment, whichever is lower. A Waiver for RIC Non-Qualification Taxes is not subject to recoupment. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends on April 30, 2025. After its initial two-year term, the Expense Limitation and Reimbursement Agreement is subject to renewal annually for one-year terms thereafter. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term without the approval of the Fund’s Board.
UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian; and UMB Distribution Services, LLC serves as the distributor of the shares of the fund. Prior to June 1, 2023, Foreside Financial Services, LLC served as the distributor of the shares of the Fund.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

The Fund’s Chief Compliance Officer is an employee of Accredence, LLC. Prior to April 5, 2023, an employee of Foreside Financial Services, LLC served as the Chief Compliance Officer of the Fund.
Note 4 — Federal Income Taxes
At December 31, 2023, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$24,428,491
Gross unrealized appreciation	$301,735
Gross unrealized depreciation	(143,631)
Net unrealized appreciation on investments	$158,104
GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023 permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$(1,576,638)	$1,576,638
As of December 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(106,348)
Unrealized appreciation on investments	158,104
Other accumulated gains	1,680,925
Total accumulated earnings	$1,732,681
The tax character of distributions paid during the fiscal year ended December 31, 2023 and December 31, 2022 were as follows: Distribution paid from:
	2023	2022*
Ordinary income	$668,440	$102,401
Net long-term capital gains	—	—
Return of Capital	1,196,154	—
Total distributions paid	$1,864,594	$102,401

* Commencement of Operations
As of December 31, 2023 the Fund had a short-term capital loss carryforward of $106,348. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code Limitations.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

Note 5 — Investment Transactions
For the fiscal year ended December 31, 2023, purchases and sales of investments, excluding short-term investments, were $21,488,982 and $15,684,111, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value is more subjective. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2023, in valuing the Fund’s assets carried at fair value:
Monachil Credit Income Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Auto	$—	$—	$1,964,978	$1,964,978
Collateralized Loan Obligation	—	4,877,180	—	4,877,180
Consumer ABS	—	6,934,270	187,490	7,121,760
Corporate Bonds	—	575,920	—	575,920
Other	—	970,684	—	970,684
U.S. Government	—	9,076,073	—	9,076,073
Total Investments	$—	$22,434,127	$2,152,468	$24,586,595
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Auto	Consumer ABS	International Bond	Receivable Claims Portfolio
Balance as of December 31, 2022	$—	$—	$9,126,525	$2,269,717
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Total realized gain/(loss)	(125,019)	—	(1,062,813)	(13,602)
Total unrealized appreciation/(depreciation)	61,295	—	1,400,269	(163,499)
Included in other comprehensive income		—	—	—
Net purchases	2,238,903	187,490	—	18,328,448
Net sales	(210,201)	—	(9,463,981)	(2,986,505)
Return of Capital	—	—	—	(17,434,559)
Balance as of December 31, 2023	$1,964,978	$187,490	$—	$—
Change in unrealized appreciation/(depreciation during the period for level 3 investments held at December 31, 2023	$61,295	$—	$—	$—
Valuation techniques and unobservable inputs of Level 3 assets measured at fair value as of December 31, 2023 are as follows:
	Fair Value as of December 31, 2023	Valuation Techniques	Unobservable Input	Inputs
Assets
Auto	$1,964,978	Market Approach	Estimated liquidation value	N/A
Consumer ABS	$187,490	Market Approach	Estimated liquidation value	N/A
An increase to the input would result in an increase to the valuation of the Level 3 securities. A decrease to the input would result in a decrease to the valuation of the Level 3 securities.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

Note 8 — Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward contracts during the fiscal year ended December 31, 2023.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. There were no derivatives held by the Fund as of December 31, 2023.
The effects of the Fund’s derivative instruments on the Statement of Operations for the fiscal year ended December 31, 2023 are as follows:
Realized Gain/Loss on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$(391,437)	$(391,437)
Total	$(391,437)	$(391,437)
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	$75,347	$75,347
Total	$75,347	$75,347
The quarterly average volumes of derivative instruments in the Fund as of December 31, 2023 are as follows:
Derivatives not designated as hedging instruments		Notional Value
Foreign exchange contracts	Short forward foreign currency exchange contracts	$(5,342,851)
Note 9 — Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for the Fund.
A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2023

Liabilities to present. There were no gross amounts of the financial instruments or corresponding amounts related to financial instruments/cash collateral not offset as of December 31, 2023.
Note 10 — Limited Liquidity
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, makes quarterly offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% of its Shares at NAV on a regular schedule.
Data regarding the repurchase offers conducted by the Fund for the fiscal year ended December 31, 2023 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 31, 2023	August 30, 2023	November 30, 2023
Repurchase Request	June 30, 2023	September 29, 2023	December 29, 2023
Repurchase Pricing date	June 30, 2023	September 29, 2023	December 29, 2023
Net Asset Value as of Repurchase Offer Date
Class I Shares	$10.07	$10.07	$10.03
Amount Repurchased	$—	$—	$200,600
Class I Shares	—	—	20,000
Percentage of Outstanding Shares Repurchased
Class I Shares	—%	—%	0.97%
Note 11 — Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Monachil Credit Income Fund
Fund Information (Unaudited)
December 31, 2023

Proxy Voting Guidelines
The Fund exercises the voting rights associated with the securities held by the Fund under the proxy voting policy of the Fund. A description of those policies and procedures of the Fund and a record of the Fund’s proxy votes for the fiscal year ended December 31, 2023 will be available without charge, upon request, by calling (855) 552-5520. It will also be available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.
Quarterly Filing of Portfolio Holdings
The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available immediately upon filing on the SEC’s website at www.sec.gov.

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited)
December 31, 2023

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Thomas G. Knipper Year of Birth: 1957	Trustee	Since June 2022	Retired; Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	Trustee, Investment Managers Series Trust II (a registered investment company with 33 portfolios)
Margaret E. Wyrwas Year of Birth: 1958	Trustee	Since June 2022	Retired; Chief Marketing Officer and Managing Director, AQR Capital Management (2012 – 2015)	1	Director, PanAgora Asset Management, Inc. (financial services firm) (2018 – present); Harvard Business School Alumni Board (2017 – 2023)

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited) — Continued
December 31, 2023

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Ali Meli^ Year of Birth: 1981	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	1	None
Joseph McNeila Year of Birth: 1963	Treasurer, Chief Financial Officer, and Secretary	Since June 2022	President, Chief Financial Officer and Chief Operating Officer, Monachil Capital Partners (financial services firm) (2021 to present); Managing Director, Goldman Sachs (2018 – 2021); Partner, Copper Street Capital LLP (financial services firm) (2015 to 2018)	N/A	N/A
John Ramirez Year of Birth: 1977	Chief Compliance Officer	Since April 2023	Partner, Practus (law firm) (2019 – Present); Founder and Principal, Accredence (compliance consultant) (2018 – Present)	N/A	N/A
Joseph Parent Year of Birth: 1994	Assistant Treasurer	Since September 2023	Assistant Treasurer, Monachil Capital Partners (financial services firm) (July 2023 – December 2023) Audit Associate, Ernst & Young (Audit Firm) (2019 – 2023)	N/A	N/A

* Trustees and officers serve until their successors have been duly elected
^ “Interested person” of the Trust as that term is defined under the 1940 Act because of his affiliation with Monachil Capital Partners, LP, the Fund’s Adviser

Monachil Credit Income Fund
Privacy Policy
(Unaudited)

FACTS	WHAT DOES MONACHIL CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
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Social Security number

•
Assets

•
Retirement Assets

•
Transaction History

•
Checking Account Information

•
Purchase History

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Account Balances

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Account Transactions

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Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the information Monachil Credit Income Fund chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Monachil Credit Income Fund Share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.
Questions?	Call (855) 552-5520

Monachil Credit Income Fund
Privacy Policy — Continued
(Unaudited)

Who we are
Who is providing this notice?	Monachil Credit Income Fund
What we do
How does Monachil Credit Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Monachil Credit Income Fund collect my personal information?
We collect your personal information, for example, when you:
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open an account

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provide account information

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give us your contact information

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make deposits or withdrawals from your account

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make a wire transfer

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tell us where to send money

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tells us who receives the money

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show your government-issued ID

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show your driver’s license

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
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sharing for affiliates’ everyday business purposes-information about your creditworthiness

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affiliates from using your information to market to you

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sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Monachil Credit Income Fund does not jointly market.

ITEM 1.(b) Not applicable.

ITEM 2. CODE OF ETHICS.

a) The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b)  No information needs to be disclosed pursuant to this paragraph.

(c)  The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e)  Not applicable.

(f)

(1)  Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2)  Not applicable.

(3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees has designated Thomas G. Knipper as an audit committee financial expert. Mr. Knipper is considered an Independent Trustee of the Fund.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $8,500 for 2022 and $11,500 for 2023.

Audit-Related Fees

(b)  The aggregate fees billed for the fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)  The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $1,500 for 2022 and $2,500 for 2023 .

All Other Fees

(d)  The aggregate fees billed in the fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $3,0001 for 2022 and $0 for 2023.

1 Fees for the Seed Audit dated October 5, 2022

(e)(1)  Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2)  The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year of the registrant was $0 for 2022 and $0 for 2023.

(h)  The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item (a) of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

I.   STATEMENT OF POLICY

Proxy voting is an important right of shareholders, and the Adviser must undertake reasonable care and diligence to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote its Clients’ proxies, it will vote those proxies according to its Clients’ best interests to maximize shareholder value and in accordance with these policies and procedures. For purposes of this policy, “proxies” are deemed to include the exercise of voluntary corporate actions, class actions and other rights.

II.   PROXY VOTING PROCEDURES

The CCO, a Delegate or a third party retained by the Adviser to assist in coordinating and voting proxies will:

A.	determine which accounts managed by the Adviser hold the security to which the proxy relates;

B.	determine whether any material conflict of interest exists that would inhibit the Adviser’s ability to vote the proxies objectively and in the best interest of the Client(s); and

C.	complete the proxy form and mail or electronically submit it in a timely and appropriate manner.

To determine whether a material conflict of interest exists, the Adviser should attempt to consider all factors related to a proxy vote that could affect the value of the investment. If a material conflict of interest exists, the Adviser will give the Client(s) the opportunity to vote the proxies themselves.

III.   VOTING GUIDELINES

Absent specific voting guidelines from Clients, the Adviser will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer.

For other proposals, the Adviser should determine whether a proposal is in its Clients’ best interests and may consider the following factors, among others:

A.	whether the proposal was recommended by management and the Adviser's opinion of management;

B.	whether the proposal acts to entrench existing management; and

C.	whether the proposal fairly compensates management for past and future performance.

The Adviser may refrain from voting a proxy (a) if the Adviser determines it is not in the best interest(s) of its Client(s), (b) if the security is not held as of the record date or (c) if the Adviser determines there is insufficient benefit to voting the proxy.

IV.   RECORDKEEPING

The CCO, a delegate, or a third party retained by the Adviser will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place, and Clients may obtain such files from the Adviser by submitting a written request. The party responsible for maintaining such files will keep a record of each proxy statement received, how the Adviser voted each proxy, and any document the Adviser created that was material to its voting decision or that memorializes such decision.

V.   CLASS ACTION LAWSUITS

From time to time, securities held in the accounts of Clients will be the subject of class action lawsuits. The Adviser has no obligation to determine if securities held by the Client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a Client's eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Adviser has no obligation or responsibility to initiate litigation to recover damages on behalf of Clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by Clients.

Where the Adviser receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a Client account, it will forward all notices, proof of claim forms, and other materials, to the Client. Electronic mail is acceptable where appropriate if the Client has authorized contact in this manner.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Monachil Capital Partners LP (the “Investment Manager”) who are primarily responsible for the day-to-day portfolio management of Monachil Credit Income Fund as of December 31, 2023:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Ali Meli	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	Lead Portfolio Manager

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. Information is shown as of December 31, 2023:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Ali Meli	Zero Accounts	1 Account $31M	Zero Accounts	Zero Accounts	Zero Accounts	Zero Accounts

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Manager

Mr. Meli has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager:
Ali Meli	Over $1,000,000

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)            The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)            There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)

Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Monachil Credit Income Fund

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Chief Executive Officer)

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Chief Executive Officer)

Date	March 8, 2024

By (Signature and Title)*	/s/ Joseph McNeila
Joseph McNeila, Treasurer
(Principal Financial Officer)

Date	March 8, 2024

* Print the name and title of each signing officer under his or her signature.